Exhibit 10.50
June 21, 2007
ProxyMed, Inc.
1854 Shackleford Ct., Suite 200
Norcross, Georgia 30093
Attention: Chief Financial Officer and General Counsel
               Re: Overadvance Side Letter
     Reference is hereby made to that certain Security and Purchase Agreement dated as of December 6, 2005 by and among Proxymed, Inc., a Florida corporation (the “Parent”), ProxyMed Transaction Services, LLC, a Delaware limited liability company (“PTS”), PlanVista Corporation, a Delaware corporation (“PlanVista”), Plan Vista Solutions, Inc., a New York corporation (“PVS”) and National Network Services, LLC, a Delaware limited liability company (“NNS”, and together with the Parent, PTS, PlanVista and PVS, the “Companies” and each, a “Company”) and Laurus Master Fund, Ltd. (“Laurus”) (as amended, modified and/or supplemented from time to time, the “Security Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed them in the Security Agreement. Subject to satisfaction of the Overadvance Conditions (as defined below), Laurus is hereby notifying the Companies of its decision to exercise the discretion granted to it pursuant to Section 2(a)(ii) of the Security Agreement to make Loans to the Companies during the Period (as defined below) in excess of the Formula Amount on the date hereof (the “Overadvance”). Subject to satisfaction of the Overadvance Conditions, the aggregate principal amount of the Overadvance as of the date hereof shall be $3,000,000 (the “Initial Overadvance Amount”). The outstanding Overadvance shall at no time exceed the lesser of (x) Applicable Overadvance Amount (as defined below) and (y) the remainder of the Capital Availability Amount less the Formula Amount as of the date of determination (the lesser of clauses (x) and (y) above, the “Maximum Overadvance Amount”). The “Applicable Overadvance Amount” shall mean on any date of determination such amount set forth on Annex A hereto under the heading “Pre-Commitment” and opposite the period during which such determination is made; provided, that, in the event that the Companies deliver to Laurus, on or prior to August 10, 2007, evidence in form and substance satisfactory to Laurus (as determined by Laurus in its sole discretion) of a firm “commitment” of debt or equity financing which will result in gross cash proceeds to the Companies of no less than $22,000,000, the Applicable Overadvance Amount shall mean on any date of determination such amount set forth on Annex A hereto under the heading “Post-Commitment” and opposite the period during which such determination is made.

     In connection with making the Overadvance, for a period commencing on the date hereof through and including June 30, 2008 (the “Period”), Laurus hereby waives compliance with Section 3 of the Security Agreement, but solely as such provision relates to the immediate repayment requirement for Overadvances. Laurus further agrees that solely for such Period (but not thereafter), (i) the incurrence and existence of the Overadvance shall not trigger an Event of Default under Section 19(a) of the Security Agreement and (ii) during the Period, the rate of interest applicable to such Overadvances shall be as set forth in Section 5(b)(ii) of the Security Agreement (collectively, the “Overadvance Rate”). Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, commencing on July 1, 2007 on the first business day of each consecutive calendar month thereafter through and including the expiration of the Period, whether by acceleration or otherwise. All other terms and provisions of the Security Agreement and the Ancillary Agreements shall remain in full force and effect. For the avoidance of doubt, all proceeds applied by any Company in repayment of its obligations to Laurus hereunder and under the Security Agreement and the Ancillary Agreements shall be first applied as a repayment of the Overadvance unless otherwise agreed by Laurus. Once repaid, the Overadvance may be reborrowed during the Period provided that the maximum amount of the Overadvance outstanding shall not at any time exceed the Maximum Overadvance Amount.
     Each Company hereby acknowledges and agrees that Laurus’ obligation to fund the Initial Overadvance Amount on the date hereof and each permitted reborrowing thereof after the date hereof up to the Maximum Overadvance Amount shall, at the time of such making of such Overadvance or reborrowing, and immediately after giving effect thereto, be subject to the satisfaction of the following conditions (the “Overadvance Conditions”): (i) no Event of Default shall exist and be continuing as of such date; (ii) all representations, warranties and covenants made by each Company in connection with the Security Agreement and the Ancillary Agreements shall be true, correct and complete as of such date; (iii) each Company and its Subsidiaries shall have taken all action necessary to grant Laurus “control” over all of such Company’s and its respective Subsidiaries’ Deposit Accounts (the “Control Accounts”), with any agreements establishing “control” to be in form and substance satisfactory to Laurus and (iv) the Companies shall have provided to Laurus on the 1st and 15th of each month during the Period a borrowing base certificate (each, a “Certificate”) in the form attached hereto as Annex B, which Certificate shall be properly completed and executed as determined by Laurus in its reasonable discretion. “Control” over such Control Accounts shall be released upon the indefeasible repayment in full and termination of the Overadvance (together with all accrued interest and fees which remain unpaid in respect thereof).
     Each Company hereby acknowledges and agrees that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) on the date of expiration of the Period shall, jointly and severally, be repaid in full by the Companies on such date of expiration. Each Company hereby further acknowledges and agrees that all amounts outstanding under the Overadvance (together with accrued interest and fees which remain unpaid in respect thereof) in excess of the Maximum Overadvance Amount (each, an “Excess”) at any time shall, jointly and severally, be repaid in full by the Companies within 3 business days of the first date of each such Excess. The failure to make any required repayment of an Overadvance shall give rise to an immediate Event of Default.

     The Parent understands that it has an affirmative obligation to make prompt public disclosure of material agreements and material amendments to such agreements. It is the Parent’s determination that this Overadvance Side Letter and the related amendment dated as of the date hereof are material. The Parent agrees to file an 8-K within 4 days of the date hereof and in the form otherwise prescribed by the SEC.
     This letter may not be amended or waived except by an instrument in writing signed by each of the Companies and Laurus. This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be. THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede all prior communications, written or oral, with respect to the matters herein.
     This Overadvance Side Letter shall for all purposes be deemed to be an Ancillary Agreement.
     If the foregoing meets with the Companies’ approval please signify the Companies’ acceptance of the terms hereof by signing below.

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name:
Title:

AGREED AND ACCEPTED ON THE DATE HEREOF:

PROXYMED, INC.

By:	/s/ Gerard M. Hayden

Name:	Gerard M. Hayden

Title:	CFO

PROXYMED TRANSACTION SERVICES, LLC

By:	/s/ Gerard M. Hayden

Name:	Gerard M. Hayden

Title:	CFO

PLANVISTA CORPORATION

By:	/s/ Gerard M. Hayden

Name:	Gerard M. Hayden

Title:	CFO

PLAN VISTA SOLUTIONS, INC.

By:	/s/ Gerard M. Hayden

Name:	Gerard M. Hayden

Title:	CFO

NATIONAL NETWORK SERVICES, LLC

By:	/s/ Gerard M. Hayden

Name:	Gerard M. Hayden

Title:	CFO

ANNEX A

Period	Pre-Commitment	Post-Commitment
June 21, 2007 through and including November 30, 2007	$3,000,000	$4,200,000

December 1, 2007 through and including December 31, 2007	$2,750,000	$3,900,000

January 1, 2008 through and including January 31, 2008	$2,500,000	$3,600,000

February 1, 2008 through and including February 28, 2008	$2,250,000	$3,300,000

March 1, 2008 through and including March 31, 2008	$2,000,000	$3,000,000

April 1, 2008 through and including April 30, 2008	$1,750,000	$2,700,000

May 1, 2008 through and including May 31, 2008	$1,500,000	$2,400,000

June 1, 2008 through and including June 29, 2008	$1,250,000	$2,100,000

June 30, 2008 and thereafter	$ 0	$ 0

PILL
Borrowing Base Certificate
BBC #
Date

I. Accounts Receivable Roll Forward

a. Prior BBC Gross Accounts Receivable	Date:	$—

Period Date: Add: New Sales		$—
(from — to) Less: Collections		$—
Less: Credits		$—
Less: Discounts/Allowances		$—
Add / (Less) AR Adjustments		$—

b. Accounts Receivable Balance	As of:	$—

II. Accounts Receivable Aging Spread as of:

Current	31 - 60	61 - 90	Over 90	Total
0.00	0.00	0.00	0.00	0.00

III. Gross Accounts Receivable			$—

a. Ineligibles as of:
Past Due > 90 Days		$—
Credits Past Due > 90 Days		$—
Cross Aged > 50%		$—
Foreign Accounts		$—
Government Accounts		$—
Intercompany Accounts / Affiliated Accounts		$—
Contra Accounts		$—
Concentration Reserve (25%)		$—

Total Ineligibles		$—

b. Eligible Accounts Receivable			$—

c. Eligible Accounts Receivable @	90%		$—

IV. Gross Inventory	As of:

a. Inventory Components
Raw Goods Inventory			$—
Work in Process Inventory			$—
Finished Goods Inventory			$—

Total Inventory			$—

b. Ineligible Inventory
Raw Materials		$—
Work in Process		$—
Slow Moving		$—
Supplies / Packaging		$—
Outside location/3rd Party		$—
In-Transit Inventory		$—

Total Ineligibles		$—

c. Eligible Inventory			$—

d. Eligible Inventory @	30%		$—

e. Inventory Cap	$600,000.00

f. Net Inventory Availability			$—

V. Total Collateral Availability			$—

VI. Revolving Limit	$3,000,000.00

a. Current Revolving Loan Balance		$—

b. Available to Borrow			$—

VIII. Accounts Receivable Cash Reconciliation

a. Collections Posted to Accounts Receivable			0.00

b. Cash Deposited in Lock Box			0.00

c. Difference			0.00

d. Reconciliation of Difference
Description:		0.00
Description:		0.00
Description:		0.00
Description:		0.00
0.00
“The undersigned hereby represents and warrants that the foregoing is a correct statement regarding the status of its Accounts and Inventory assigned to Laurus Master Fund, Ltd. (“Laurus”) and that the figures set forth herein are accurate and correct. The undersigned further represents and warrants that (i) no Event of Default exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the undersigned and its Subsidiaries in connection with the Security Agreement and the Ancillary Agreements referred to therein are true, correct and complete and (iii) on the date hereof, all of the undersigned’s and its Subsidiaries’ covenant requirements have been met. The undersigned further understands that the Loans to the undersigned will be based upon reliance on the information contained herein. Each capitalized term used herein shall have the meaning provided such term in the Security Agreement, dated as of                     , 200___by and among the undersigned, certain Subsidiaries of the undersigned from time to time party thereto and Laurus.”

Attest:	Title:		Amount to Wire:
	Date:	12/18/2006	Account Number:	1077003740
			Account Name:	One IP Voice Inc
			Bank Name & Address:	People’s Bank Hartford CT
			ABA:	221172186